UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2013

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 18, 2013, the following clinical abstracts related to product drug candidates of  Pharmacyclics, Inc., a Delaware corporation (the “Company”), were released in connection with the 12th International Conference on Malignant Lymphoma, June 19-22, 2013 in Lugano, Switzerland:

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Oral Presentation in Plenary Session: Single Agent Ibrutinib (PCI-32765) is Highly Effective in Chronic Lymphocytic Leukemia (CLL) Patients with 17p Deletion; Date/Time: June 19, 2013, 2:40PM — 3:00PM, Locations: Room A, B and Marquee Parco Ciani, Author: Dr. Adrian Wiestner

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Oral Presentation: A Prospective, Multicenter, Phase II Study of the Bruton's Tyrosine Kinase Inhibitor Ibrutinib in Patients with Relapsed and Refractory Waldenstrom's Macroglobulinemia; Date/Time: June 20, 2013, 4:20PM - 4:35PM, Location: Room A and Marquee, Author: Dr. Steven Treon

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Oral Presentation (Encore from ASCO): Phase Ib Study Combining Ibrutinib with Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP) in Patients with CD20-Positive B-Cell Non-Hodgkin Lymphoma; Date/Time: June 20, 2013, 4:50PM — 5:05PM, Location: Room A and Marquee, Author: Dr. Anas Younes

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Poster Presentation: Efficacy and Safety of Ibrutinib in Combination with Rituximab (iR) in High-Risk CLL Patients; Date/Time: June 19, 2013, 12:00PM - 6:30PM, June 20, and June 21, 2013, 8:30AM - 6:30PM, Location: Marquee Parco Ciani, Author: Dr. Jan Burger

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Poster Presentation: Cytokine Quantification in High-Risk Chronic Lymphocytic Leukemia (CLL) Patients Treated with Ibrutinib and Rituximab; Date/Time: June 19, 2013, 12:00PM - 6:30PM, June 20, and June 21, 2013, 8:30AM - 6:30PM, Location: Marquee Parco Ciani, Author: Dr. Iris de Weerdt

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Poster Presentation (Encore from EHA): Updated Interim Results of an International Multicenter, Phase 2 Study of Ibrutinib (PCI-32765) in Relapsed or Refractory (R/R) Mantle Cell Lymphoma (MCL); Date/Time: June 19, 2013, 12:00PM - 6:30PM, June 20, and June 21, 2013, 8:30AM - 6:30PM, Location: Marquee Parco Ciani, Author: Dr. Michael Wang

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Oral Presentation: The Histone Deacetylase Inhibitor (HDACi) Abexinostat (PCI-24781): Significant Activity in Relapsed/Refractory Follicular Lymphoma (FL); Date/Time: June 21, 2013, 10:00AM — 10:15AM, Location: Room A and Marquee, Author: Dr. Andrew Evens

The foregoing description is qualified in its entirety by reference to the full abstracts, copies of which are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4,  Exhibit 99.5, Exhibit 99.6 and Exhibit 99.7 respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Abstract: Single Agent Ibrutinib (PCI-32765) is Highly Effective in Chronic Lymphocytic Leukemia (CLL) Patients with 17p Deletion

99.2	Abstract: A Prospective, Multicenter, Phase II Study of the Bruton's Tyrosine Kinase Inhibitor Ibrutinib in Patients with Relapsed and Refractory Waldenstrom's Macroglobulinemia

99.3	Abstract: Phase Ib Study Combining Ibrutinib with Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP) in Patients with CD20-Positive B-Cell Non-Hodgkin Lymphoma

99.4	Abstract: Efficacy and Safety of Ibrutinib in Combination with Rituximab (iR) in High-Risk CLL Patients

99.5	Abstract: Cytokine Quantification in High-Risk Chronic Lymphocytic Leukemia (CLL) Patients Treated with Ibrutinib and Rituximab

99.6	Abstract: Updated Interim Results of an International Multicenter, Phase 2 Study of Ibrutinib (PCI-32765) in Relapsed or Refractory (R/R) Mantle Cell Lymphoma (MCL)

99.7	Abstract: The Histone Deacetylase Inhibitor (HDACi) Abexinostat (PCI-24781): Significant Activity in Relapsed/Refractory Follicular Lymphoma (FL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

June 18, 2013

PHARMACYCLICS, INC.

By:	/s/ Joshua T. Brumm
	Name:	Joshua T. Brumm
	Title:	Executive Vice President, Finance